UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 27, 2006

STONE ARCADE ACQUISITION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51150	20-2699372
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Stone-Kaplan Investments, LLC One Northfield Plaza, Suite 480 Northfield, IL		60093
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (847) 441-0929

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

On November 8, 2006, Stone Arcade Acquisition Corporation (“Stone”) was advised by International Paper Company (“IP”) that it would have to restate the financial statements of the Kraft Paper Business (“KBP”) to reflect a reduction in revenues, operating income and net income for the years ended December 31, 2004 and 2005 and the six months ended June 30, 2005 and 2006. On November 16, 2006, IP provided Stone with preliminary restated KPB financial statements. On November 17, 2006, Stone’s board of directors met to review the preliminary figures and discuss their impact, if any, on the board’s analysis of the terms of the acquisition of KPB and concluded that the terms of the acquisition remain fair to, and in the best interest of, all of the shareholders of Stone and that the terms of the purchase agreement should remain unchanged, based on, among other things, the improved performance of KPB for the nine months ended September 30, 2006 and the outlook for calendar 2006.

IP advised that the restatements arose from an isolated information technology account mapping problem that had been identified and subsequently corrected, certain discounts among KPB, IP’s bleached kraft paper business and its forest products division had been misallocated. The restatements reduced each of revenue and operating income for the years ended December 31, 2004 and 2005 and the six months ended June 30, 2006 by $0.3 million, $1.4 million and $0.4 million, respectively, and net income by $0.2 million, $0.9 million and $0.3 million, respectively, for the same periods. At the time of the restatements, the figures for the nine months ended September 30 had not been issued and did not need to be restated. Since then, KPB has recorded an operating income of $25.1 million on revenues of $189.2 million for the nine month period ended September 30, 2006.

Based on the assumption that the actual restated financial statements would not differ materially from the preliminary figures, Stone’s board of directors determined that (i) the net present value of the maximum consideration to be paid to IP for the KPB assets is still well below the range of fair market values as determined by the board; (ii) KPB’s actual performance for the nine months ended September 30, 2006 is significantly better than what was projected at the time of the board’s initial analysis; and (iii) in light of KPB’s improved performance in the marketplace, its business is worth more today than it was at the time the initial analysis was performed. On November 27, IP provided Stone with KPB’s final restated financial statements, which did not differ materially from the preliminary figures.

Commencing November 29, 2006, Stone may hold additional presentations or conference calls for its stockholders regarding its proposed acquisition of KPB, as described in Stone’s Form 8-K filed on June 26, 2006 (the “Original Current Report”). On October 10, 2006, Stone filed an amendment to the Original Current Report for the purpose of revising the investor presentation to (1) update the financial overview section to include KPB’s financial information for the period ended June 30, 2006, (2) update Stone’s pro forma financial information, and (3) include a reference to where the reader could find a description of the direct or indirect interest of Stone’s officers and directors and Morgan Joseph & Co., Inc. (“Morgan Joseph”), managing underwriter of Stone’s initial public offering consummated in August 2005. Such reference was included on page 2 of the investor presentation and reads as follows, “Such persons can also read SCDE’s final prospectus, dated August 15, 2005, as well as periodic reports, for more information about SCDE, its officers and directors, and their individual and group security ownership in SCDE, and interest in the successful consummation of this business combination. Stockholders may also refer to the SCDE proxy statement for information about Morgan Joseph’s security holdings in SCDE.”

This second amendment to the Original Current Report is being filed to attach a revised investor presentation, which includes (1) the restated financial information for KPB for the years ended December 31, 2003, 2004 and 2005, (2) KPB’s financial information for the period ended September 30, 2006, and (3) Stone’s updated pro forma consolidated financial information. The revised investor presentation is attached hereto as Exhibit 99.4 and is incorporated by reference herein.

Stone and its directors and executive officers may be deemed to be participants in the solicitation of proxies for the special meeting of Stone stockholders to be held to approve the acquisition. Morgan Joseph along with the Co-Managers from Stone’s initial public offering are assisting Stone in these efforts and will receive an advisory fee equal to $1.2 million. Morgan Joseph and the Co-Managers may be deemed to be participants in the solicitation of proxies for the special meeting of Stone’s stockholders to be held to approve this transaction. To date, Morgan Joseph’s and the Co-Managers’ activities have not included actions that would deem such firm to be engaged in the solicitation of proxies for Stone, although the firms may be so engaged in the future.

Stockholders of Stone and other interested persons are advised to read, Stone’s preliminary proxy statement, as amended, and definitive proxy statement, when available, in connection with Stone’s solicitation of proxies for the special meeting to approve the acquisition because these proxy statements will contain important information. Such persons can also read Stone’s final prospectus, dated August 15, 2005, as well as periodic reports, for more information about Stone, its officers and directors, and their individual and group security ownership in Stone, and interests in the successful consummation of this business combination. Stockholders may also refer to Stone’s proxy statement and the prospectus for information about Morgan Joseph’s security holdings in Stone. The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the acquisition. Stockholders will also be able to obtain a copy of the definitive proxy statement, without charge, by directing a request to: Stone Arcade Acquisition Corporation, c/o Stone-Kaplan Investments, LLC, One Northfield Plaza, Suite 480, Northfield, IL 60093. The preliminary proxy statement, as amended, and definitive proxy statement, when available, can also be obtained, without charge, at the Securities and Exchange Commission’s internet site (http://www.sec.gov).

Non-GAAP Financial Measures

The presentation attached as Exhibit 99.4 contains disclosure of EBITDA for certain periods, which may be deemed to be a non-GAAP financial measure within the meaning of Regulation G promulgated by the Securities and Exchange Commission. Management believes that EBITDA, or earnings before interest, taxes, depreciation and amortization, is an appropriate measure of evaluating operating performance and liquidity, because it reflects the resources available for strategic opportunities including, among others, investments in the business and strategic acquisitions. The disclosure of EBITDA may not be comparable to similarly titled measures reported by other companies. EBITDA should be considered in addition to, and not as a substitute, or superior to, operating income, cash flows, revenue, or other measures of financial performance prepared in accordance with generally accepted accounting principles.

Item 9.01. Financial Statements and Exhibits

(d)           Exhibits:

Exhibit No.	Description

99.4	Revised Investor Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 28, 2006	STONE ARCADE ACQUISITION CORPORATION

	By:	/s/ Roger W. Stone
Roger W. Stone
Chief Executive Officer